UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):



                                February 4, 2004


                           MONMOUTH COMMUNITY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          New Jersey                     0-27428                  22-3757709
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(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)           Identification No.)

627 Second Avenue, Long Branch, New Jersey                               07740
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits:

             Exhibit
             Number         Description
             ------         -----------

             99.1 Press Release Re: Consolidated Financial Results for Fourth Quarter and Year Ended December 31, 2003

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On February 4, 2004, Monmouth Community Bancorp issued a press release announcing its consolidated financial results for its fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit
99.1 to this current report.

     The information furnished under Item 12 of this current report, including
Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MONMOUTH COMMUNITY BANCORP
                                        ----------------------------------------
                                               (Registrant)



                                        By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  February 5, 2004

                                  EXHIBIT INDEX


Exhibit
Number           Description
------           -----------

99.1 Press Release Re: Consolidated Financial Results for Fourth Quarter and Year Ended December 31, 2003